UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 29, 2013

Date of Report

(Date of earliest event reported)

First Federal Bancshares of Arkansas, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1401 Highway 62-65 North, Harrison, Arkansas	72601
(Address of principal executive offices)	(Zip Code)

(870) 741-7641

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.      Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Annual Meeting”) of First Federal Bancshares of Arkansas, Inc. (the “Company”) was held on May 29, 2013. Matters voted on by shareholders included (i) the election of directors to the Company’s Board of Directors, (ii) approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers, (iii) recommendation, on a non-binding advisory basis, of the frequency of future advisory votes on executive compensation, and (iv) ratification of the Audit Committee’s appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013. The final voting results of the shareholders’ votes are reported below.

(i)	The following directors were elected by the indicated votes:

Directors	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Richard N. Massey	17,140,041	510,667	7,049	1,788,967
W. Dabbs Cavin	17,145,388	503,435	8,934	1,788,967
K. Aaron Clark	17,637,161	17,296	3,300	1,788,967
Frank Conner	17,633,107	16,958	7,692	1,788,967
Scott T. Ford	17,630,898	16,256	10,603	1,788,967
G. Brock Gearhart	17,636,088	18,396	3,273	1,788,967
John P. Hammerschmidt	17,628,493	19,212	10,052	1,788,967
O. Fitzgerald Hill	17,641,040	10,964	5,753	1,788,967
Christopher M. Wewers	17,140,510	511,168	6,079	1,788,967

(ii)	The compensation of the Company's named executive officers was approved (on a non-binding advisory basis) by the indicated votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
17,586,599	55,504	15,654	1,788,967

(iii)	Shareholders recommended (on a non-binding advisory basis) a frequency of every three years for future advisory votes on executive compensation by the indicated votes:

Every Year	Every Two Years	Every Three Years	Votes Abstained	Broker Non-Votes
659,582	94,690	16,807,245	96,239	1,788,968

Consistent with the shareholders’ vote on this matter, the Company’s Board of Directors has determined to hold an advisory vote on executive compensation every three years until the next required vote on the frequency of future advisory votes on executive compensation.

(iv)	The appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 was ratified by the indicated votes:

Votes For	Votes Against	Votes Abstained
19,443,255	2,948	521

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.

By:	/s/ W. Dabbs Cavin
Name:	W. Dabbs Cavin
Title:	Chief Executive Officer

Date:  May 31, 2013